SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2006

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Lake Drive, Northfield, Illinois	60093-2753
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: (847) 646-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 5, 2006, Kraft Foods Inc. (the “Company”) appointed Pamela King as the Company’s Senior Vice President and Corporate Controller, in which capacity she will be the Company’s principal accounting officer. Ms. King replaces David Brearton, who was named Executive Vice President, Global Business Services on June 5, 2006 and remains with the Company.

Ms. King, 49, has been with Kraft since September 1983 and, since January 2005, has served as Vice President Finance of the Company’s Canadian operations. Prior thereto, Ms. King served as the Company’s Vice President Finance for North America Sales and Customer Service from May 2001 to January 2005 and as Controller Procurement from September 2000 to May 2001.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

By:	/s/ Marc S. Firestone
	Name:	Marc S. Firestone
	Title:	Executive Vice President, General
Counsel and Corporate Secretary

Date:  June 8, 2006